EXHIBIT 99.2
                                                                    ------------

FOR IMMEDIATE RELEASE
---------------------

Lorraine D. Miller, CFA
Senior Vice President - Investor Relations
Phone: 404.760.7180

              WESTPOINT STEVENS REPORTS SECOND QUARTER 2003 RESULTS

WEST POINT, GEORGIA (August 14, 2003) - WestPoint Stevens Inc. (OTCBB: WSPTE) (www.westpointstevens.com) today reported results for the second quarter ended June 30, 2003.

The Company's net sales for the second quarter of 2003 decreased 19% to $365.7 million compared with $449.6 million a year ago. Reflecting the combined effects of retailers' efforts to reduce inventories and the ongoing weak retail environment, sales declined in every product category, and across all distribution channels, with the exception of specialty stores where the Company's efforts to increase market share have been successful.

Net income for the second quarter of 2003 was a loss of $72.0 million or $1.44 per diluted share compared with net earnings of $2.0 million or $0.04 per diluted share in 2002.

Income loss before taxes for the second quarter of 2003 was $106.8 million compared with income before taxes in 2002 of $3.1 million and included in the 2003 period a $46.3 million charge for goodwill impairment, $16.6 million in expenses related to WestPoint Stevens previously announced restructuring initiatives, and $6.2 million in expenses related to the current bankruptcy proceedings.

M. L. "Chip" Fontenot, WestPoint Stevens President and COO commented, "Retailers started the second quarter with excess inventories given disappointing sales early in 2003. As a result, reorder activity slowed substantially. In this environment, we have focused on what we can control - inventories and cash. During the quarter our inventories declined $37 million, or 8% compared with year ago levels and under our $300 million debtor-in-possession facility, we ended the quarter with availability of $195 million."

Mr. Fontenot continued, "We are moving forward with our restructuring efforts and continue to maintain our industry-leading reputation for customer service. While the retail environment was especially challenging in the second quarter we are seeing signs of improvement in the current quarter and are well positioned to benefit from recent market opportunities associated with Pillowtex's pending liquidation."

WestPoint Stevens Inc. is the nation's premier home fashions consumer products marketing company, with a wide range of bed linens, towels, blankets, comforters and accessories marketed under the well-known brand names GRAND PATRICIAN, PATRICIAN, MARTEX, ATELIER MARTEX, BABY MARTEX, UTICA, STEVENS, LADY PEPPERELL, SEDUCTION, VELLUX and CHATHAM - all registered trademarks owned by WestPoint Stevens Inc. and its subsidiaries - and under licensed brands INCLUDING RALPH LAUREN HOME, DISNEY HOME, GLYNDA TURLEY and SIMMONS BEAUTYREST. WestPoint Stevens is also a manufacturer of the MARTHA STEWART and JOE BOXER bed and bath lines. WestPoint Stevens can be found on the World Wide Web at www.westpointstevens.com.


                                     -MORE-

    Safe Harbor Statement: Except for historical information contained herein, certain matters set forth in this press release are "forward looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties may be attributable to important factors that include but are not limited to the following: Product margins may vary from those projected; Raw material prices may vary from those assumed; Additional reserves may be required for bad debts, returns, allowances, governmental compliance costs, or litigation; There may be changes in the performance of financial markets or fluctuations in foreign currency exchange rates; Unanticipated natural disasters could have a material impact upon results of operations; There may be changes in the general economic conditions that affect customer practices or consumer spending; Competition for retail and wholesale customers, pricing and transportation of products may vary from time to time due to seasonal variations or otherwise; Customer preferences for our products can be affected by competition, or general market demand for domestic or imported goods or the quantity, quality, price or delivery time of such goods; There could be an unanticipated loss of a material customer or a material license; The availability and price of raw materials could be affected by weather, disease, energy costs or other factors. The information contained in this release is as of August 14, 2003. WestPoint Stevens assumes no obligation to update publicly any forward-looking statements, contained in this document as a result of new information or future events or developments.



                         FINANCIAL STATEMENTS TO FOLLOW

                             WESTPOINT STEVENS INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                THREE MONTHS ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                                                     2003                            2002
                                                      -------------------------------------------------------   ------------------
                                                   PROFORMA RESTRUCTURING
                                                      BEFORE AND OTHER
                                                       RESTRUCTURING          ITEMS                ACTUAL              ACTUAL
                                                      ---------------   -----------------   -----------------   ----------------

Net sales.....................................             $ 365,695                 $ -           $ 365,695          $ 449,572
Cost of goods sold............................               303,317               4,677             307,994            345,800
                                                      ---------------   -----------------   -----------------   ----------------
        Gross earnings (loss).................                62,378              (4,677)             57,701            103,772
Selling, general and administrative
   expenses...................................                60,937                   -              60,937             65,613
Restructuring and impairment charge...........                     -              11,946              11,946                  -
Goodwill impairment charge....................                46,298                   -              46,298                  -
                                                      ---------------   -----------------   -----------------   ----------------
        Operating earnings (loss).............               (44,857)            (16,623)            (61,480)            38,159
Interest expense..............................                31,194                   -              31,194             33,371
Other expense-net.............................                 7,924                   -               7,924              1,682
Chapter 11 expenses...........................                 6,244                   -               6,244                  -
                                                      ---------------   -----------------   -----------------   ----------------
        Income (loss) before income
           tax expense (benefit)..............               (90,219)            (16,623)           (106,842)             3,106
Income tax expense (benefit)..................               (28,811)             (5,984)            (34,795)             1,115
                                                      ---------------   -----------------   -----------------   ----------------
        Net income (loss).....................             $ (61,408)          $ (10,639)          $ (72,047)           $ 1,991
                                                      ===============   =================   =================   ================



Basic net income (loss) per
   common share...............................               $ (1.23)                                $ (1.44)            $ 0.04
                                                      ===============                       =================   ================
Diluted net income (loss) per
   common share...............................               $ (1.23)                                $ (1.44)            $ 0.04
                                                      ===============                       =================   ================
Basic average common shares
   outstanding..................................              49,897                                  49,897             49,662
        Dilutive effect of stock options
           and stock bonus plan................                    -                                      -                   1
                                                      ----------------                      -----------------   ----------------
Diluted average common shares
   outstanding..................................              49,897                                 49,897              49,663
                                                      ================                      =================   ================



                             WESTPOINT STEVENS INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                             SIX MONTHS ENDED JUNE 30,
                                                     -------------------------------------------------------------------------------
                                                                                    2003                               2002
                                                     ----------------------------------------------------------   ------------------
                                                PROFORMA RESTRUCTURING
                                                    BEFORE AND OTHER
                                                     RESTRUCTURING           ITEMS                ACTUAL              ACTUAL
                                                   ------------------  -------------------  -------------------  ------------------

Net sales.....................................             $ 744,958                  $ -            $ 744,958           $ 884,716
Cost of goods sold............................               606,290                7,572              613,862             673,143
                                                   ------------------  -------------------  -------------------  ------------------
        Gross earnings (loss)..................              138,668               (7,572)             131,096             211,573
Selling, general and administrative
   expenses...................................               124,400                    -              124,400             134,513
Restructuring and impairment charge...........                     -               13,324               13,324                   -
Goodwill impairment charge....................                46,298                    -               46,298                   -
                                                   ------------------  -------------------  -------------------  ------------------
        Operating earnings (loss).............               (32,030)             (20,896)             (52,926)             77,060
Interest expense..............................                63,659                    -               63,659              66,715
Other expense-net.............................                10,429                    -               10,429               4,079
Chapter 11 expenses..........................                  6,244                    -                6,244                   -
                                                   ------------------  -------------------  -------------------  ------------------
        Income (loss) before income
           tax expense (benefit)..............              (112,362)             (20,896)            (133,258)              6,266
Income tax expense (benefit)..................               (36,783)              (7,522)             (44,305)              2,255
                                                   ------------------  -------------------  -------------------  ------------------
        Net income (loss).....................             $ (75,579)           $ (13,374)           $ (88,953)            $ 4,011
                                                   ==================  ===================  ===================  ==================



Basic net income (loss) per
   common share...............................               $ (1.51)                                  $ (1.78)             $ 0.08
                                                   ==================                       ===================  ==================
Diluted net income (loss) per
   common share...............................               $ (1.51)                                  $ (1.78)             $ 0.08
                                                   ==================                       ===================  ==================
Basic average common shares
   outstanding..................................              49,874                                    49,874              49,657
        Dilutive effect of stock options
           and stock bonus plan................                    -                                         -                   -
                                                   ------------------                       -------------------  ------------------
Diluted average common shares
   outstanding..................................              49,874                                    49,874              49,657
                                                   ==================                       ===================  ==================


                             WESTPOINT STEVENS INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)





                                                                         JUNE 30,             DECEMBER 31,             JUNE 30,
                                                                          2003                   2002                   2002
                                                                    -------------------   --------------------  --------------------
       ASSETS
       Current Assets
            Cash and cash equivalents..........................               $      -                $ 1,096               $ 6,609
            Accounts receivable................................                202,382                107,751               175,526
            Inventories........................................                 15,519                368,743               452,961
            Prepaid expenses and other current assets..........                 43,103                 33,111                28,621
                                                                    -------------------   --------------------  --------------------
       Total current assets....................................                661,004                510,701               663,717

       Property, Plant and Equipment, net......................                673,288                711,189               729,066

       Other Assets
            Deferred financing fees............................                 20,646                 25,883                28,237
            Other assets.......................................                  2,457                  3,134                 4,745
            Goodwill...........................................                      -                 46,298                47,288
                                                                    -------------------   --------------------  --------------------
                                                                           $ 1,357,395            $ 1,297,205           $ 1,473,053
                                                                    ===================   ====================  ====================


       LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
       Current Liabilities
            Senior Credit Facility.............................              $ 490,091              $ 447,795             $ 171,036
            DIP Credit Agreement...............................                 80,000                      -                     -
            Long-term debt classified as current...............                165,000              1,165,000                     -
            Accrued interest payable............................                11,345                  3,949                 3,444
            Accounts payable....................................                37,954                 57,357                68,465
            Other accrued liabilities...........................               100,579                113,518               139,304
                                                                    -------------------   --------------------  --------------------
       Total current liabilities...............................                884,969              1,787,619               382,249

       Long-Term Debt...........................................                     -                      -             1,565,000

       Noncurrent Liabilities
            Deferred income taxes..............................                113,033                158,244               180,283
            Pension and other liabilities......................                151,068                156,989               104,287
                                                                    -------------------   --------------------  --------------------
       Total noncurrent liabilities............................                264,101                315,233               284,570

       Liabilities Subject to Compromise........................             1,104,571                      -                     -

       Stockholders' Equity (Deficit)..........................               (896,246)              (805,647)             (758,766)
                                                                    -------------------   --------------------  --------------------
                                                                           $ 1,357,395            $ 1,297,205           $ 1,473,053
                                                                    ===================   ====================  ====================


                             WESTPOINT STEVENS INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                                          SIX MONTHS ENDED JUNE 30,
                                                                                ----------------------------------------------------
                                                                                ----------------------        ----------------------
                                                                                        2003                          2002
                                                                                ----------------------        ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income (loss).................................................                   $ (88,953)                      $ 4,011
     Adjustments to reconcile net income (loss) to net
         cash provided by (used for) operating activities:
              Depreciation and other amortization......................                      37,748                        41,617
              Deferred income taxes....................................                     (44,245)                        7,821
              Changes in working capital...............................                      39,181                       (72,144)
              Other-net................................................                      14,829                         1,766
              Non-cash component of restructuring and
                   impairment charge...................................                       6,959                             -
              Goodwill impairment charge...............................                      46,298                             -
                                                                                ----------------------        ----------------------
Net cash provided by (used for) operating activities...................                      11,817                       (16,929)
                                                                                ----------------------        ----------------------


CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures..............................................                      (6,649)                      (21,895)
     Net proceeds from sale of assets..................................                          92                           728
                                                                                ----------------------        ----------------------
Net cash used for investing activities.................................                      (6,557)                      (21,167)
                                                                                ----------------------        ----------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
     Senior Credit Facility:
              Borrowings...............................................                     720,333                       426,197
              Repayments...............................................                     678,037)                     (362,662)
     DIP Credit Agreement:
              Borrowings...............................................                     130,000                             -
              Repayments...............................................                     (50,000)                            -
     Fees associated with DIP Credit Agreement.........................                      (5,150)                            -
     Trade Receivables Program.........................................                    (123,502)                      (22,000)
                                                                                ----------------------        ----------------------
Net cash provided by (used for) financing activities...................                      (6,356)                       41,535
                                                                                ----------------------        ----------------------
Net increase (decrease) in cash and cash equivalents...................                      (1,096)                        3,439
Cash and cash equivalents at beginning of period.......................                       1,096                         3,170
                                                                                ----------------------        ----------------------

Cash and cash equivalents at end of period.............................                      $    -                       $ 6,609
                                                                                ======================        ======================

